                                                                  Attachments to
                                                                  Exhibit 10.4




Ex-10.4 Additional information to Business Loan Agreement among Genomic
        Solutions and certain of it's Warrantholders, dated October 28, 1999

                                   EXHIBIT A

                                PROMISSORY NOTE

THE RIGHTS OF THE HOLDER OF THIS NOTE TO RECEIVE PAYMENT ARE SUBJECT AND SUBORDINATE TO THE PAYMENT OF ALL OBLIGATIONS OF MAKER OR OBLIGOR TO COMERICA BANK, AND ITS SUCCESSORS AND ASSIGNS, UNDER THE TERMS OF THE SUBORDINATION AGREEMENT DATED OCTOBER 28, 1999 EXECUTED BY GENOMIC SOLUTIONS, INC., THE PAYEE OF THIS NOTE, ET AL.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                           P R O M I S S O R Y  N O T E

$                                                            Ann Arbor, Michigan
                                                             October 28, 1999

     FOR VALUE RECEIVED, Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108, Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton Socon, St. Neots, Cambridgeshire, England PE193TP and Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2-chome, Shinagawa-ku, Tokyo 141-0022, Japan, jointly and severally, hereinafter
collectively referred to as "Borrower", promise to pay to the order of       ,
hereinafter called the "Lender," or holder the sum of      ($     ) dollars in
lawful money of the United States of America, with interest at the rate of
percent (12.0%) per annum on all sums at any time unpaid, at    or at such
other place as the holder hereof may designate by written notice to the Borrower, with interest from the date of the disbursement of the loan, until paid.

     The principal and interest shall be payable over five (5) years ("Loan Term") as follows: except as otherwise provided herein for early payment, the principal shall be due and payable on the earliest of (i) October 28, 2004, (ii) the settlement date following the effective date of a registration statement filed by Genomic Solutions, Inc. (hereinafter sometimes referred to as "Parent") with the Securities and Exchange Commission for a public offering and sale of securities of Parent, (iii) the effective date, immediately after the effective time, of any merger or consolidation of Parent, (iv) a transfer of more than

50% of the issued and outstanding common stock of Parent (if immediately after the transfer the transferee has control of Parent), or (v) a sale of substantially all of the assets of Parent. Interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 commencing December 31, 1999. On each interest payment date, (i) 7/12ths of the interest payable on such date shall be paid in cash, and (ii) 5/12ths of the interest payable on such date shall be paid by the issuance to Lender of a number of shares of common stock of Parent equal to the amount of such interest divided by the Minimum Company Value, provided that on each scheduled interest payment date, Lender may upon ten (10) days' prior written notice to Parent elect not to receive such payment in shares of common stock of Parent and instead elect to defer payment of 5/12ths of the interest due on such scheduled interest payment date, which amount shall then be added to the outstanding principal balance of this Note with effect as of such payment date. Except as otherwise provided herein for early or accelerated payment, the entire unpaid principal balance plus accrued interest and all other indebtedness shall be due and payable on or before October 28, 2004. Interest shall be calculated on a 365 day basis on the unpaid principal balance for the actual days outstanding. For purposes of the foregoing, "Minimum Company Value" shall be the same amount determined as the Minimum Company Value in accordance with the provisions of the Warrants attached to the Loan Agreement (defined below) as Exhibit B (initially $4.50 per share).

     Parent has granted to Lender a security interest in or lien upon all assets of Parent as described in the Security Agreement and Assignment and Pledge Agreement of even date herewith, and Borrower may hereafter grant a security interest in or lien upon other assets as may be described in any other security agreement, mortgage, or other document executed at any time by the Borrower and delivered to the Lender (herein collectively termed "Collateral") as security for the payment of this Note, and for the payment of all other liabilities, whether direct, indirect, absolute or contingent, now or hereafter existing, due to become due, several or otherwise, of the Borrower to the Lender under the Loan Documents (as defined in the Loan Agreement) (herein termed "Indebtedness").

     Upon an event of default under any security agreement, the Business Loan Agreement dated October 28, 1999 between Lender, Borrower and others (the "Loan Agreement"), or any document given in connection with the Collateral, which event of default is not cured within any applicable grace period, (i) this Note and all Indebtedness shall, at the option of the Lender, become immediately due and payable in full without notice, presentation or demand for payment, all such being hereby waived by the Borrower and in such event, it is agreed that the Lender may exercise all rights and remedies available to it under any security agreement, hypothecation agreement, Loan Agreement, or other agreement relating to or otherwise securing any of the

Indebtedness or, which may be available to Lender under the Uniform Commercial Code as in effect in the State of Michigan or other applicable law, and (ii) this Note shall thereafter bear interest at the rate of sixteen percent (16%) per annum until such default is cured. Delay or forbearance by the Lender in the exercise of any right granted hereunder shall not operate as a waiver thereof.

     A late payment fee in the amount of five percent (5.0%) of the installment due and owing will be assessed against the Borrower in the event the payment required hereunder is received by the Lender more than ten (10) days after the due date.

     Provided that all interest payments on this Note shall then be current, Borrower may prepay this Note in whole at any time or in part from time to time. Upon any payment of the principal of this Note in whole or in part prior to October , 2004, including as a result of this Note becoming immediately due and payable at the option of the Lender in accordance with the terms of this Note, Borrower shall pay a premium equal to the following sums:

     (i) on amounts prepaid prior to October 29, 2000 - five percent (5%) of amounts prepaid;

     (ii) on amounts prepaid after October 28, 2000 but prior to October 29, 2001, four percent (4%) of amounts prepaid;

     (iii) on amounts prepaid after October 28, 2001 but prior to October 29, 2002, three percent (3%) of amounts prepaid;

     (iv) on amounts prepaid after October 28, 2002 but prior to October 29, 2003, two percent (2%) of amounts prepaid;

     (v) on amounts prepaid after October 28, 2003, one percent (1%) of amounts prepaid,

provided however that (x) if such payment of this Note is a condition imposed by parties purchasing not less than $10,000,000 of common stock or preferred stock of Parent, the premium payable upon payment of this Note in whole or in part prior to October 29, 2000 shall be 2-1/2% instead of 5%, and (y) no premium shall be payable if the value of Borrower, implicit in the price at which shares of common stock of Parent are sold in a public offering pursuant to a registration statement, or the price applicable in any merger or consolidation of Parent or the transfer of more than 50% of the issued and outstanding common stock of Parent or the sale of substantially all of the assets of Parent, shall exceed $50,000,000, and if the prepayment of this Note shall occur by reason of such event. This Note is one of various promissory notes executed and delivered by Borrower pursuant to the Loan Agreement. Borrower shall not prepay this Note in whole or in part unless Borrower shall concurrently prepay in whole or a prorata part of all other promissory notes originally executed and delivered by Borrower on the same date as this Note.

     Notwithstanding any provision to the contrary, it is the intent of the Lender and Borrower that neither the Lender nor any subsequent holder shall be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum lawful rate of interest permitted to be charged by applicable law or regulations, as amended or enacted from time to time. In the event the Note calls for an interest payment that exceeds the maximum lawful rate of interest then applicable, such interest shall not be received, collected, charged, or reserved until such time as that interest, together with all other interest then payable, falls within the applicable maximum lawful rate of interest. In the event the Lender, or any subsequent holder, receives any such interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such, or, if the principal indebtedness evidenced hereby is paid in full, any remaining excess funds shall immediately be paid to the Borrower.

     Borrower hereby waives presentment, demand, protest and notice of dishonor and agrees that Borrower shall not be released or discharged by reason of any release, sale or non-action with respect to the Collateral or other undertakings securing this Note.

     The security rights of Lender and its assigns shall not be impaired by Lender's sale, hypothecation, or rehypothecation of any Note of the Borrower or any item of the Collateral, or by any indulgence, including but not limited to:
(i) Any renewal, extension, or modification which Lender may grant with respect to the Indebtedness or any part thereof, (ii) Any surrender, compromise, release, renewal, extension, exchange, or substitution which Lender may grant in respect to the Collateral, or (iii) any indulgence granted in respect of any endorser, co-maker, guarantor or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, any guarantee, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all Loan Documents of the undersigned to Lender, as if said purchaser, assignee, transferee, or pledgee were originally named as payee in this Note and in the Loan Documents.

     This Note shall be construed, interpreted and enforced in accordance with the laws of the State of Michigan without regard to its conflict of laws principles. Borrower expressly submits to the jurisdiction and venue in the Federal or state courts of the State of Michigan by process served by mail on Borrower at the address set forth above.

     This Note has been negotiated between Borrower and Lender and shall be deemed to be mutually drafted by them.

     IN WITNESS WHEREOF, this Note has been executed by the duly authorized officers of the Borrower.

                                        GENOMIC SOLUTIONS, INC.

                                        By:
                                           -------------------------------------
                                           Jeffrey S. Williams, President

                                        GENOMIC SOLUTIONS, LTD

                                        By:
                                           -------------------------------------
                                        GENOMIC SOLUTIONS, K.K.

                                        By:
                                           -------------------------------------

                                 EXHIBIT B has
                                 been filed as
                          Exhibit 4.13, 4.14 and 4.15

                                   EXHIBIT C

                               SECURITY AGREEMENT

                               SECURITY AGREEMENT

     This Security Agreement is entered into this 28th day of October, 1999, by Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 ("Borrower") in favor of White Pines Limited Partnership I, a Michigan limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "WPLP"), Pacific Capital, L.P., a Delaware limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Pacific"), Chase Venture Capital Associates, L.P., a California limited partnership, 380 Madison Avenue, 12th Floor, New York, New York 10017 (hereinafter referred to as "Chase"), American Healthcare Fund II, a Delaware limited partnership, 4430 Arapahoe Avenue, Suite 220, Boulder, Colorado 80303 (hereinafter referred to as "American"), Ian R. N. Bund, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Bund"), Yocum Consulting Associates, Inc., an Ohio corporation, 4622 Wyndwood Drive, Toledo, Ohio 43623 (hereinafter referred to as "Yocum"), Volunteer Healthcare Associates, L.L.C., a Tennessee limited liability company, 6 Cadillac Drive, Suite 310, Brentwood, Tennessee 37027 (hereinafter referred to as "Volunteer"), J. Matthew Mackowski, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Mackowski-CA"), Robert
G. Shepler, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Shepler"), John J. Mackowski, 1506 Birkdale Lane, Ponte Verde Beach, Florida 32082 (hereinafter referred to as "Mackowski-FL"), Grove Investment Partners, an Illinois partnership, 336 Essex Road, Kenilworth, Illinois 60043 (hereinafter referred to as "Grove") Ronald G. Kalish Living Trust u/a/d September 9, 1997, 445 Grand Bay Drive, #1009, Key Biscayne, Florida 33149 (hereinafter referred to as "Kalish"), McDonald Investments Inc.
Custodian FBO Daniel J. Boyle IRA Rollover Account #85314893, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "Boyle"), Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991, 661 Airport Blvd., Suite 2A, Ann Arbor, Michigan 48108 (hereinafter referred to as "Kantner"), Michael G. Williams, 18000 Cavanaugh Lake Road, Chelsea, Michigan 48118 (hereinafter referred to as "Williams"), Lawrence J. Kent, 404 E. Lancaster Ave., Wayne, Pennsylvania 19087 (hereinafter referred to as "Kent"), Jeffrey S. Williams, 7049 Suncrest Drive, Saline, Michigan 48176 (hereinafter referred to as "JWilliams"), Kevin A. Auton, 42 Croftfield Road, Godmanchester, Huntingdon, Cambridgeshire PE18 8ED (hereinafter referred to as "Auton"), Andrew
A. Jakimcius, 1096 Heritage Drive, Saline, Michigan 48176 (hereinafter "Jakimcius"), Michael P. Kurek, 2720 Holyoke Lane, Ann Arbor, Michigan 48103 (hereinafter referred to as "Kurek") and Steven J. Richvalsky, 12215 Deer Creek Circle, Plymouth, Michigan 48170 (hereinafter referred to as "Richvalsky") (WPLP, Pacific, Chase, American, Bund, Yocum, Volunteer, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kalish, Boyle, Kantner, Williams, Kent, JWilliams, Auton, Jakimcius, Kurek and Richvalsky each being sometimes hereinafter referred to as "Lender", a "Lender" or the "Lender" and collectively as "Lenders").

     For value received, the Borrower hereby grants to each Lender a security interest in and to all of the Borrower's tangible and intangible real and personal property and fixtures, whether now owned or hereafter acquired, including, but not limited to, goods, documents, inventory, work in process, instruments, equipment, furniture, machinery, fixtures, trade fixtures, contract rights, chattel paper, accounts receivable, documents, patents, licenses and motor vehicles, together with the proceeds from the sale or other disposition thereof and the products thereof (the "Collateral"). The Collateral shall be considered to be all of the assets of the Borrower. The Borrower hereby pledges, assigns, transfers and grants to the Lender a security interest in the Collateral to secure the payment of all loans, advances, and extensions of credit from the Lender to the Borrower, including all renewals and extensions thereof and any and all obligations of every kind whatsoever, whether now, or hereafter existing or arising between the Lender and the Borrower and howsoever incurred or evidenced, whether primary, secondary, contingent, or otherwise, under or in connection with (1) the Borrower's Notes of even date herewith in the aggregate amount of three million five hundred thousand and no/100 ($3,500,000) dollars to the Lenders, payable as to principal and interest as provided in the Notes; (2) future advances by the Lender to the Borrower, if any, pursuant to Section 1(c) of the Business Loan Agreement of even date herewith; (3) all costs and expenditures made or incurred by the Lender for taxes, insurance, and repairs to and maintenance of the Collateral or made or incurred by Lender in the disbursement, administration, collection or enforcement of the Notes; and (4) all liabilities of Borrower to Lender now existing or incurred in the future, matured or unmatured, direct or contingent, and any renewals, extensions, and substitutions of those liabilities, and any other obligations of the Borrower, under the Business Loan Agreement and Loan Documents (as defined therein) of Borrower of even date herewith. The foregoing obligations shall be hereafter collectively called the "liabilities" and shall also include all interest, costs, expenses, and reasonable actual attorneys fees accruing to or incurred by the Lender.

     The Borrower hereby warrants, covenants and agrees as follows:

     1.  Warranties. The Borrower warrants the following:

        (a) except as provided in the Business Loan Agreement, it has or will acquire free and clear title to all of the Collateral and the security interest granted to Lender shall be a first security interest, and the Borrower will defend same to the Lender against the claims and demands of all persons;

             (b) the Borrower will fully cooperate in placing or maintaining Lender's lien or security interest;

             (c) all of the collateral is located in the states of Michigan or Massachusetts;

             (d) all accounts are genuine and collectible except to the extent of reserves provided on the balance sheet;

             (e) the Borrower will not remove or change the location of any Collateral without the Lender's prior written consent;

             (f) the Borrower will not use the Collateral or permit it to be used for any unlawful purpose;

             (g) the Borrower will not conduct business under any name other than that stated herein, nor change, nor reorganize the type of business entity as described, except upon the prior written approval of the Lender, in which event the Borrower agrees to execute any documentation of whatsoever character or nature demanded by the Lender for filing or recording, at the Borrower's expense, before such change occurs;

             (h) the Borrower will keep all records of account, documents, evidence of title, and all other documentation regarding its business and the Collateral at the address specified herein, unless notice thereof is given to the Lender at least ten (10) days prior to the change of any address for the keeping of such records; the Borrower will, at all times, maintain the Collateral in good condition and repair, ordinary wear and tear excepted, and will not sell or remove same except as to inventory in the ordinary course of business;

             (i) the Borrower is a legally created business entity, as described before, and it has the power, and the person signing is duly authorized, to enter into this Agreement; the execution of this Agreement will not create any breach of any provision of any other agreement to which Borrower is a party; and

             (j) all Financial Statements delivered by the Borrower to the Lender to obtain loans and extensions of credit taken as a whole (A) fairly present in all material respects (subject, in the case of the interim financial statements, to normal, recurring year-end adjustments which are not material individually or in the aggregate) the financial position of the Borrower as of the dates indicated and the results of operations of the Borrower for the periods indicated, (B) (x) have been prepared in accordance with Generally Accepted Accounting Principles ("GAAP") consistently applied throughout the periods covered thereby (subject, in the case of the interim financial statements, to normal, recurring year-end adjustments which are not material individually or in the aggregate) or (y) to the extent not prepared in accordance with GAAP, then footnotes to the Financial Statements will be provided describing in reasonable detail the differences, if any, between the accounting principles pursuant to which such Financial Statements were in fact prepared and GAAP and (C) are in accordance with the books and records of the Borrower which have been maintained in a manner consistent with historical practice.

             2. Insurance. Borrower shall maintain adequate fire and extended risk coverage, business interruption, workers disability compensation, public liability, environmental, flood, and such other insurance coverages as may be required by law or as is customary and adequate among businesses in Borrowers' industry engaged in the same or similar activities. All insurance policies shall be in such amounts, upon such terms, in form, and carried with insurers with a "best rating" of B or better or such insurers as are acceptable to Lender. Each Borrower shall provide evidence satisfactory to Lender of all insurance coverages and that the policies are in full force and effect, and for all insurance coverages upon any property which is collateral, the insurance policy shall be endorsed to provide Lender with a standard loss payable clause with not less than thirty (30) days advance written notice to Lender by the insurer of any cancellation or modification of coverage. Said proceeds may be utilized to restore or replace the collateral with Lender's consent, which consent will not be unreasonably withheld, provided Borrower is not in default other than a default arising from the loss of or damage to collateral. In the event of default or if said proceeds are not utilized to restore or replace the collateral, Lender may apply such proceeds as it may receive toward the payment of the liabilities in such order as the Lender may at its sole discretion determine. If the Borrower at any time fails to obtain or to maintain any of the insurance required above or pay any premium in whole or in part relating thereto, the Lender, without waiving any default hereunder, may make such payment or obtain such policies as the Lender, in its sole discretion, deems advisable to protect the Borrower's property. All costs incurred by the Lender, including reasonable attorney's fees, court costs, expenses, and other charges thereby incurred, shall become a part of the liabilities and shall be payable on demand.

             3. Taxes, Liens, etc. The Borrower agrees to pay all taxes, levies, judgments, assessments, and charges of any nature whatsoever relating to the Collateral or to the Borrower's business. Except to the extent that Borrower has established a cash reserve and is actively pursuing a tax appeal, if the Borrower fails to pay such taxes or other charges in accordance with the foregoing, the Lender at its sole discretion, may pay such charges on behalf of the Borrower; and all sums so dispensed by the Lender, including reasonable actual attorney's fees, court costs, expenses, and other charges relating thereto, shall become a part of the liabilities and shall be payable on demand.

             4. Information and Reporting. The Borrower agrees to supply to the Lender such information concerning the status of any of its assets as the Lender, from time to time, may reasonably request. The Borrower further agrees to permit the Lender, its employees, and agents to have access to the Collateral for the purpose of inspecting it, together with all of the Borrower's other physical assets if any, and to permit the Lender, from time to time, to verify accounts as well as to inspect, copy, and to examine the books, records, and files of the Borrower.

             5. Accounts. The Borrower acknowledges that Lender has a security interest in Accounts. It is understood that the Lender will initially permit the Borrower to collect accounts from its debtors. The Borrower understands that this privilege may be terminated by the Lender only after an event of default under the Business Loan Agreement or the Notes, Warrants or this Agreement shall occur and is not cured within any applicable grace period, and that, in such event:

                 (a) the Lender shall be vested with all of the rights of the Borrower in respect thereto, including the right of stoppage in transit, the ability to notify any debtor or debtors of the assignment, and the ability to execute any instrument on behalf of the Borrower in settlement or fulfillment of an account;

                 (b) the Borrower agrees to execute such assignments as the Lender may request to evidence the assignment and, in the event of an assignment to the Lender, Borrower thereafter receives payment on any account as the agent of the Lender, and the Borrower agrees to transmit such payment in the form in which it was received to the Lender on the date of receipt thereof, appropriately endorsed, if necessary, to permit negotiation by the Lender;

                 (c) until such remittance, the Borrower agrees to keep all such receipts on account separate and apart from the Borrower's own funds so that such receipts are readily identifiable as the property of the Lender and to hold same in trust for the Lender; and

                 (d) in any event, the Lender is authorized to endorse or to sign, in the name of the borrower, any instrument of whatsoever nature to effect the collection of the accounts for application to the liabilities.

             6. Default. A default by the Borrower under the Business Loan Agreement, the Notes, the Warrants or any other agreement entered into between the Borrower and the Lender, which default is not cured within any applicable grace period, shall constitute a default of this Security Agreement. The covenants, conditions, events of default and other terms set forth or referred to in any and all documents entered into between the

Borrower and Lender are incorporated into this Security Agreement with the same force and effect as if those such covenants, conditions, and events of default were fully set forth herein.

             7. Remedy. The Borrower agrees that, whenever a default exists, Lender shall have the remedies set forth in the Business Loan Agreement and Lender may exercise, from time to time, any rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. The lender shall have the right to hold any property then in or upon said Collateral at the time of repossession not covered by the security agreement until return is demanded in writing by the Borrower or other party entitled thereto. The Borrower agrees, in the case of default, to assemble, at its own expense, all Collateral at a convenient place acceptable to the Lender and to pay all reasonable costs of the Lender in connection with the collecting of the liabilities and enforcement of any rights hereunder, including reasonable attorney's fees and legal expenses, and including participation in Bankruptcy proceedings; and to pay all of the expense of locating the collateral, as well as the expense of any repairs for any realty or other property to which any of the Collateral may have been affixed or made a part. Any notification of intended disposition of the Collateral by the Lender shall be deemed to be reasonable and proper if sent postage prepaid, by regular mail, to the Borrower at least seven (7) days before such disposition, and addressed to the Borrower either at the address shown herein or at any other address. The Lender shall, in the event of any default have the right to peacefully retake any of the goods. In the event of a default, the Borrower expressly authorizes the Lender to offset any debts of the Lender to the Borrower against the Liabilities.

             8. Termination. This Agreement and related financing statements shall be terminated upon payment in full of the aforementioned Notes and all other sums and expenses required to be paid pursuant to the terms of the Business Loan Agreement, the Loan Documents other than the Warrants, and the Warrants but only if prior to the time such termination would otherwise occur Borrower has been notified of the exercise of Lenders' rights under subsection
(K) of the Warrants. If this Agreement and the related financing statements shall have been terminated prior to the date on which Borrower is notified of the exercise of Lenders' rights under subsection (K) of the Warrants, the effectiveness of this Agreement shall automatically continue or be reinstated with respect to all amounts payable in accordance with the terms of the Warrants upon notice to Borrower of the exercise of Lenders' rights under subsection (K) of the Warrants.

             9. Miscellaneous. Time is of the essence of this agreement. Except as otherwise defined in this agreement, all terms herein shall have the meanings provided by the Uniform Commercial Code as it has been adopted in the State of Michigan. Any delay on the part of the Lender in exercising any power, privilege, or right hereunder, or under any other document executed by the Borrower to the Lender in connection herewith, shall not operate as a waiver thereof, and no single or partial exercise thereof or any other power, privilege, or right shall preclude other or further exercise thereof. The waiver by the Lender of any default of the Borrower shall not constitute a waiver of subsequent default. All rights, remedies, and powers of the Lender hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given hereunder or in or by any other instruments or by the provision of the Uniform Commercial Code as adopted in the State of Michigan, or any other laws now existing or hereinafter enacted.

             This agreement has been delivered in the State of Michigan and shall be construed in accordance with the laws of the State of Michigan. Whenever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law; but, if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or the invalidity without invalidating the remainder of such provision or the remaining provisions of this agreement. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this agreement shall be binding on all successors and assigns of the Borrower. The Borrower may not assign this agreement or any benefits accruing to it hereunder without the express written consent of the Lender.

             This agreement has been negotiated between Borrower and Lender and shall be deemed to be mutually drafted by them.

             In witness whereof, the parties have executed this Agreement on the date and year first above written.

LENDERS:                                     BORROWERS:

WHITE PINES LIMITED PARTNERSHIP I            GENOMIC SOLUTIONS, INC.
By: White Pines G.P., L.L.C.,
    its general partner


By:                                          By:
   ---------------------------------            -------------------------------
   Frederick L. Yocum, Chairman                 Jeffrey S. Williams
                                                President


PACIFIC CAPITAL, L.P.                        GENOMIC SOLUTIONS, LTD.
By: WP Pacific G.P., L.L.C.
    a general partner



By:                                          By:
   ---------------------------------            -------------------------------
   Frederick L. Yocum, Chairman

IAN R. N. BUND                               GENOMIC SOLUTIONS, K.K.

YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
RONALD G. KALISH LIVING TRUST U/A/D          By:
   SEPTEMBER 9, 1997                            -------------------------------
McDONALD INVESTMENTS INC. CUSTODIAN
   FBO DANIEL J. BOYLE IRA ROLLOVER
   ACCOUNT #85314893
KANTNER AND ASSOCIATES PROFIT SHARING
   PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS

By:  White Pines Management, L.L.C.,
     a Michigan limited liability
     company, attorney-in-fact

By:
   ---------------------------------
   Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:
   ---------------------------------
AMERICAN HEALTHCARE FUND II

By:
   ---------------------------------

------------------------------------
J. MATTHEW MACKOWSKI


------------------------------------
ROBERT G. SHEPLER


------------------------------------
JOHN J. MACKOWSKI


GROVE INVESTMENT PARTNERS


By:
   ---------------------------------

------------------------------------
LAWRENCE J. KENT


------------------------------------
JEFFREY S. WILLIAMS


------------------------------------
KEVIN A. AUTON

------------------------------------
ANDREW A. JAKIMCIUS


------------------------------------
MICHAEL P. KUREK


------------------------------------
STEVEN J. RICHVALSKY

                                   EXHIBIT D

                            SUBORDINATION AGREEMENT

                             SUBORDINATION AGREEMENT
                          (All Indebtedness and Liens)

Genomic Solutions, Inc., Genomic Solutions, Ltd., and Genomic Solutions K.K. (each, a "Borrower" and, together the "Borrowers") are indebted to the undersigned (each a "Creditor" and collectively "Creditors") in the aggregate principal sum of three Million five hundred thousand Dollars ($3,500,000) evidenced by [ ] AN OPEN ACCOUNT [x] PROMISSORY NOTES [ ] OTHER (DESCRIBE) ____ ___________ which indebtedness is [ ] UNSECURED [x] SECURED by substantially all assets of the Borrowers, and Creditors are or may become financially interested in Borrowers and desire to aid Borrowers in obtaining or having continued financial accommodations, whether by way of loan, commitment to loan, discounting of instruments, extensions of credit or the obtaining of any other financial aid from Comerica Bank ("Bank").

In order to induce the Bank to extend or to continue to extend financial accommodations to Borrowers from time to time, whether by way of a loan, commitment to loan, discounting of instruments, extension of credit or otherwise and in consideration of any of these financial accommodations, Bank, Borrowers and Creditors agree as follows:

1. Any and all obligations and liabilities of Borrowers to Creditors, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced (the "Subordinated Indebtedness"), are subordinated in right of payment to any and all obligations and liabilities of Borrowers to the Bank, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and however evidenced, together with all other sums due thereon and all costs of collecting the same (including, without limit, reasonable attorney fees) for which Borrowers are liable (the "Senior Indebtedness") provided, however, that Senior Indebtedness does not include aggregate principal amounts at any one time outstanding in excess of $3,000,000 during 1999, in excess of $6,000,000 during 2000, in excess of $7,000,000 during 2001 or in excess of $8,000,000 during 2002 or thereafter.

2. Except as otherwise provided in this agreement, Creditors will not ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness, and Creditors waive any such rights with respect to the Subordinated Indebtedness nor shall Creditors exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness,

3. Subject to the provisions of Subsection 20(B) below, Creditors will not exercise any of Creditors' rights in any collateral now or later securing the Subordinated Indebtedness. All rights of Creditors in any collateral now or later securing the Subordinated Indebtedness are subordinated to all rights of the Bank now or later existing in any of the same collateral securing the Senior Indebtedness.


4. The Bank, in its own name or in the name of Creditors, may collect and enforce the Subordinated Indebtedness and all claims and demands of Creditors in connection therewith, by proof of debt in bankruptcy, or in any other proceeding involving dissolution, insolvency, liquidation or an adjustment of the indebtedness of Borrower. Creditors make, constitute and appoint Bank their true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of the foregoing in the event Creditors fail to do so promptly following request by Bank, including, but not limited to, the signing of proofs of claim, evidence of indebtedness, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Subordinated Indebtedness or any collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

5. Should any payment, distribution or security or proceeds from these be received by Creditors upon or with respect to the Subordinated Indebtedness contrary to the terms of this Agreement, Creditors shall immediately deliver same to the Bank in the form received (except for endorsement or assignment by Creditors where required by the Bank), for application on the Senior Indebtedness (whether or not then due and in such order of maturity as Bank elects) and, until so delivered, the same shall be held in trust by Creditors as the property of the Bank.

6. Each Creditor represents and warrants severally but not jointly that it has not made or permitted to be made any assignment, transfer, pledge, or disposition for collateral purposes or otherwise, of all or any part of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness. The Creditors agree that any instrument or document evidencing the Subordinated Indebtedness shall at all times bear the following legend:

     The rights of the holder of this Note to receive payment are subject and subordinate to the payment of all obligations of maker or obligor to Comerica Bank, and its successors and assigns, under the terms of the Subordination Agreement dated October , 1999 executed by Genomic Solutions, Inc., the payee of this note, et al.

7. This Agreement constitutes a continuing agreement of subordination, even though at times Borrowers are not indebted to the Bank. The Bank may continue, in reliance on this Agreement, without notice to Creditors, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Borrowers until the fourteenth (14th) day ("effective date") following delivery by Creditors to Bank of revocation of this Agreement. Any such notice of revocation shall not be effective as to any Senior Indebtedness existing at the effective date of revocation or any Senior Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan (whether advances or readvances by the Bank after the effective date of revocation are optional or obligatory) existing at the effective date of revocation or any modifications or renewals of any such Senior Indebtedness, whether in whole or in part. Possession by the Bank of any note or other evidence of indebtedness made, endorsed or guaranteed by Borrower shall be conclusive evidence (but not the only means of establishing) that Borrower is indebted to the Bank.

8.   (INTENTIONALLY OMITTED]

9. Each Creditor delivers this Agreement based solely on its independent investigation of (or decision not to investigate) the financial condition of Borrowers and is not relying on any information furnished by the Bank. Each Creditor assumes full responsibility for obtaining any further information concerning Borrowers' financial condition, the status of the Senior Indebtedness or any other matter which it may deem necessary or appropriate now or later. Each Creditor waives any duty on the part of the Bank, and agrees that it is not relying upon nor expecting the Bank to disclose to it any fact now or later known by the Bank, whether relating to the operations or condition of Borrowers, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Creditor's risk or Creditor's rights against any Borrower. Each Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrowers may incur Senior Indebtedness to the Bank after the financial condition of Borrowers, or its ability to pay Borrowers' debts as they mature, has deteriorated. Each Creditor acknowledges and agrees that the Bank's rights under this Agreement are not conditioned upon pursuit by the Bank of any remedy the Bank may have against Borrowers or any other person or any other security.

10. The Bank, in its sole discretion, without notice to Creditors, may release or exchange any security now or later held by the Bank for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Bank's rights under this Agreement. Each Creditor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Senior Indebtedness, and that it is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Senior Indebtedness.

11. Notwithstanding any prior revocation, termination surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Senior Indebtedness is returned, disgorged, or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement, shall be enforceable against each Creditor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, each Creditor agrees upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the Creditor to do so shall not affect in any way the reinstatement or continuation.

12. Each Creditor waives any right to require the Bank to: (a) proceed against any person or property; or (b) pursue any other remedy in the Bank's power. Each Creditor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Senior Indebtedness, and diligence in collecting any Senior Indebtedness, and agrees that the Bank may, once or any number of times, modify the terms of any Senior Indebtedness, compromise extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit any Borrower to incur additional Senior Indebtedness, all without notice to Creditors and without affecting in any manner the unconditional obligations of Creditors under this Agreement.

13. Each Creditor acknowledges that the Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Bank, may disclose all documents and information which the Bank now or later has or acquires relating to Creditor and this Agreement, however obtained. Creditor further agrees that the Bank may disclose such documents and information to Borrowers. Each Creditor further agrees that the Bank may provide information relating to this Agreement or relating to Creditors to the Bank's parent, affiliates, subsidiaries and service providers.

14. No waiver or modification of any rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer of the applicable party. Each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or modification relates and shall in no way impair the rights of the party or the Obligations of the other parties in any other respect.

15. This Agreement shall bind and be for the benefit of Creditors and the Bank and their respective successors and assigns, and shall be construed according to the laws of the State of Michigan, without regard to conflict of laws principles. If this Agreement is executed by two or more persons, it shall bind each of them individually as well as jointly.

16. The term "Borrower", as used in this Agreement, includes any person, corporation, partnership or other entity which succeeds to the interests or business of a Borrower named above, and the terms "Senior Indebtedness" and "Subordinated Indebtedness" include indebtedness of any successor Borrower to the Bank and Creditors.
     Reference to the Borrower' indebtedness in this Agreement refers to indebtedness of any one or more Borrowers.

17. Creditors jointly and not severally agree to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy, probate or administrative proceeding, or otherwise) incurred in enforcing the duties and obligations of Creditors under Section 4 of this Agreement.

18. Each Creditor waives any defense against the enforceability of this Agreement based upon or arising by reason of the application by any Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by any Borrower to the Bank or intended or understood by the Bank or Creditors. Each Creditor waives all rights to require the Bank to marshall the Collateral or any other property the Bank may at any time have as security for the Indebtedness and waives all right to require the Bank to first proceed against any guarantor or other person before proceeding against the Collateral.

19. The relative priorities of the Bank and Creditors in the Collateral as set forth in this Agreement control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by the parties in the Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. Creditors shall not contest die validity, priority or perfection of the Bank's security interest in the Collateral (regardless of whether the Bank's security interest in the Collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Borrowers other than the Collateral are not affected by this Agreement and shall be determined by reference to applicable law. The Bank's rights under this Agreement are in addition to, and not in substitution of, its rights under any other subordination agreement with any Creditor.

20.  Special Provisions:

     A. Notwithstanding anything to the contrary in this Agreement, Creditors may ask for, demand, sue for, take or receive from Borrowers the regularly scheduled quarterly payments which may come due under the above-described promissory notes ("Notes") and expense reimbursements permitted thereunder; provided, however, that Creditors may not ask for, demand, sue for, take or receive from Borrower any such payments after Creditors are given written notice by the Bank that a default or an event of default exists or has occurred under any note(s), guaranty(ies), and/or agreement(s) between the Bank and Borrower or that any loan(s) between Borrower and the Bank has (have) been called (a "Standstill Notice"). All such payments due Creditors under the Notes must be suspended until such time (if ever) as Creditor receives subsequent written notice from the Bank stating that the default has been cured and/or the loan(s) has (have) been paid. The Bank agrees to give Borrower copies of the notices, but the Bank's failure to do so shall not affect its rights under this Agreement or any other agreement with Borrower. The Notes may not be modified or prepaid without the prior written consent of the Bank.

     B. Notwithstanding any of the other provisions of this Agreement, if within 120 days after receipt by Creditors of a Standstill Notice the Bank has not accelerated the Senior Indebtedness and initiated legal action against Borrowers or the Collateral, and continued to diligently pursue such legal action and/or remedies, Creditors may accelerate the due date of the Notes, may demand and sue for the amounts due under the Notes and exercise any of Creditors' rights in any Collateral now or later securing the Subordinated Indebtedness regardless of the issuance of a subsequent Standstill Notice. Creditors shall give the Bank written notice of their intent to so exercise their remedies ten days prior to exercising such remedies. In exercising remedies against the collateral, the Creditors shall cooperate with the Bank and shall remit any proceeds of the sale or disposition of collateral to the Bank to be applied to the Senior Indebtedness until such time as the Senior Indebtedness is paid in full. In no event shall a Standstill Notice arising from default other than a payment default be in effect without the commencement of legal action by the Bank as provided in this paragraph for more than 120 days in any 12 month period.

     C. In the event of any distribution, division or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrowers' assets, or the proceeds of Borrowers' assets, in whatever form, to Creditors of Borrower or upon any indebtedness of Borrowers, whether by reason of the liquidation, dissolution or other winding-up of Borrowers, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of Creditors, proceedings for reorganization, or readjustment of Borrowers or Borrowers' properties, then and in such event, (a) the Senior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (b) all payments and distributions, of any kind or character and whether in case, property, or securities, which shall be payable or deliverable upon or respect of the Subordinated Indebtedness shall be paid or delivered directly to Bank for application in payment of the amounts then due on the Senior Indebtedness until the Senior Indebtedness shall have been paid in full.

     D. Upon payment in full of the Senior Indebtedness, Creditor shall be subrogated to any rights, liens and security interests of Bank pursuant to the Senior Indebtedness.

     E. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

     F. The parties acknowledge and agree that Bank is holding original stock certificates of Genomic Solutions, Ltd. and Genomic Solution, K.K. as security for the Senior Indebtedness and that Bank will not release those stock certificates without first giving Creditors the opportunity to take possession of those certificates to perfect their security interest in those stock certificates as security for the Subordinated Indebtedness.

6. This Agreement is in addition to and not substitution for the Subordination Agreement dated as of April 23, 1999 among certain of the Creditors and the Bank.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

IN WITNESS WHEREOF, Creditors and Bank have caused this Agreement to be executed
as of October    , 1999.

CREDITORS:

WHITE PINES LIMITED PARTNERSHIP I

By:  White Pines G.P., L.L.C.,
     its general partner

By:
   ------------------------------------
      Frederick L. Yocum, Chairman

PACIFIC CAPITAL, L.P.
By:  WP Pacific  G.P.,  L.L.C.
     a general partner

BY:
   ------------------------------------
      Frederick L. Yocum, Chairman

IAN R. N. BUND
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C.
RONALD G. KALISH LIVING TRUST U/A/D
          SEPTEMBER 9, 1997

MCDONALD INVESTMENTS INC. CUSTODIAN
FBO DANIEL J. BOYLE IRA  ROLLOVER
ACCOUNT #85314893

KANTNER AND ASSOCIATES PROFIT SHARING
         PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS

By:    White Pines Management, L.L.C.
       a Michigan limited liability company,
       attorney-in fact

By:
   ------------------------------------
       Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:
   ------------------------------------


AMERICAN HEALTHCARE FUND II


By:
   ------------------------------------



---------------------------------------
J. MATTHEW MACKOWSKI


---------------------------------------
ROBERT G. SHEPLER

---------------------------------------
JOHN J. MACKOWSKI


GROVE INVESTMENT PARTNERS

By:
   ------------------------------------


---------------------------------------
LARRY KENT

---------------------------------------
JEFFREY S. WILLIAMS

---------------------------------------
KEVIN A. AUTON

---------------------------------------
ANDREW A. JAKIMCIUS

---------------------------------------
MICHAEL P. KUREK

---------------------------------------
STEVEN J. RICHVALSKI

COMERICA BANK                       BANK'S ADDRESS:

By:                                 500 Woodward Avenue
   --------------------------       Detroit, MI 48226

Its:
    -------------------------


                            BORROWER'S ACKNOWLEDGMENT

The undersigned ("Borrowers") accept notice of the subordination created by this Agreement and agree that they will take no action inconsistent with this Agreement. Borrowers agree that the Bank may, at its option, without notice and without limiting Bank's other rights, upon any breach by Creditors holding at least 10% of the aggregate outstanding principal amount of the Subordinated Indebtedness ("Material Creditors") of, or purported termination by Material Creditors of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrowers.

GENOMIC SOLUTIONS, INC.                              BORROWERS' ADDRESS

By:
   -----------------------------                     4355 Varsity Drive
          Jeffrey S. Williams                        Ann Arbor, MI 48108
Its:      President





GENOMIC SOLUTIONS, LTD



By:
   -----------------------------
Its:
    ----------------------------



GENOMIC SOLUTIONS, K.K.



By:
   -----------------------------
Its:
    ----------------------------

                                   EXHIBIT E

                               BORROWER'S OPINION

                                    EXHIBIT F

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

                              FILED AS EXHIBIT 4.7

                                   EXHIBIT G

                             SHAREHOLDER AGREEMENT

                                   EXHIBIT H

                        ASSIGNMENT AND PLEDGE AGREEMENT

                         ASSIGNMENT AND PLEDGE AGREEMENT

     1. Genomic Solutions, Inc., a Delaware corporation, 4355 Varsity Drive, Suite E, Ann Arbor, Michigan 48108 (herein "Pledgor"), in consideration of financial accommodations given, or to be given, or continued to Pledgor, Genomic Solutions, Ltd., a United Kingdom corporation, Unit 3, Forge Close, Little End Road, Eaton Socon, St. Neots, Cambridgshire, England PE193TP and/or Genomic Solutions, K.K., a Japanese corporation, Gotanda Chuo Bldg. 2F, 3-5, Higashigotanda 2-chome, Shinagawa-ku, Tokyo 141-0022, Japan (Genomic Solutions, Ltd. and Genomic Solutions, K.K. each sometimes hereinafter being referred to as a "Subsidiary" and sometimes hereinafter collectively referred to as the "Subsidiaries" and each of Pledgor, Genomic Solutions, Ltd. and Genomic Solutions, K.K. sometimes hereinafter referred to as "Borrower", a "Borrower" or the "Borrower" and collectively sometimes referred to as the "Borrowers") by White Pines Limited Partnership I, a Michigan limited partnership, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "WPLP"), Pacific Capital, L.P., a Delaware limited partnership, 2401 Plymouth Road,
Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Pacific"), Chase Venture Capital Associates, L.P., a California limited partnership, 380 Madison Avenue, 12th Floor, New York, New York 10017 (hereinafter referred to as "Chase"), American Healthcare Fund II, a Delaware limited partnership, 4430 Arapahoe Avenue, Suite 220, Boulder, Colorado 80303 (hereinafter referred to as "American"), Ian R. N. Bund, 2401 Plymouth Road, Suite B, Ann Arbor, Michigan 48105 (hereinafter referred to as "Bund"), Yocum Consulting Associates, Inc., an Ohio corporation, 4622 Wyndwood Drive, Toledo, Ohio 43623 (hereinafter referred to as "Yocum"), Volunteer Healthcare Associates, L.L.C., a Tennessee limited liability company, 6 Cadillac Drive, Suite 310, Brentwood, Tennessee 37027 (hereinafter referred to as "Volunteer"), J. Matthew Mackowski, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Mackowski-CA"), Robert G. Shepler, 275 Post Street, Suite 600, San Francisco, California 94108 (hereinafter referred to as "Shepler"), John J. Mackowski,
1506 Birkdale Lane, Ponte Verde Beach, Florida 32082 (hereinafter referred to as "Mackowski-FL"), Grove Investment Partners, an Illinois partnership, 336 Essex Road, Kenilworth, Illinois 60043 (hereinafter referred to as "Grove") Ronald G. Kalish Living Trust u/a/d September 9, 1997, 445 Grand Bay Drive, #1009, Key Biscayne, Florida 33149 (hereinafter referred to as "Kalish"), McDonald Investments Inc. Custodian FBO Daniel J. Boyle IRA Rollover Account #85314893, 2550 Som Center Road, Suite 300, Willoughby Hills, Ohio 44094 (hereinafter referred to as "Boyle"), Kantner and Associates Profit Sharing Plan u/a/d January 1, 1991, 661 Airport Blvd., Suite 2A, Ann Arbor, Michigan 48108 (hereinafter referred to as "Kantner"), Michael G. Williams, 18000 Cavanaugh Lake Road, Chelsea, Michigan 48118 (hereinafter referred to as "Williams"), Lawrence J. Kent, 404 E. Lancaster Ave., Wayne, Pennsylvania 19087 (hereinafter referred to as "Kent"), Jeffrey S. Williams, 7049 Suncrest Drive, Saline,

Michigan 48176 (hereinafter referred to as "JWilliams"), Kevin A. Auton, 42 Croftfield Road, Godmanchester, Huntingdon, Cambridgeshire PE18 8ED (hereinafter referred to as "Auton"), Andrew A. Jakimcius, 1096 Heritage Drive, Saline, Michigan 48176 (hereinafter "Jakimcius"), Michael P. Kurek, 2720 Holyoke Lane, Ann Arbor, Michigan 48103 (hereinafter referred to as "Kurek") and Steven J. Richvalsky, 12215 Deer Creek Circle, Plymouth, Michigan 48170 (hereinafter referred to as "Richvalsky") (WPLP, Pacific, Chase, American, Bund, Yocum, Volunteer, Mackowski-CA, Shepler, Mackowski-FL, Grove, Kalish, Boyle, Kantner, Williams, Kent, JWilliams, Auton, Jakimcius, Kurek and Richvalsky each being sometimes hereinafter referred to as "Lender", a "Lender" or the "Lender" and collectively as "Lenders"), and as collateral security for the payment of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, including any extensions or renewals thereof, present or future, direct or indirect, due or to become due from the Borrowers to the Lenders under
(i) the Promissory Notes in the amount of three million five hundred thousand and no/100 ($3,500,000) dollars, (ii) the Business Loan Agreement of even date herewith between Borrowers and Lenders, and (iii) all obligations due under any of the Loan Documents (as defined in the Business Loan Agreement), (all of which shall be called "Indebtedness"), hereby irrevocably assigns, orders, transfers, pledges and sets over to Lenders, their successors and assigns:

          (a) All distributions, profit distributions, proceeds from sale of stock included in the Collateral, and any and all other distributions due to Pledgor from each Subsidiary and any successor in interest thereto.

          (b) All shares and other property delivered to and deposited with the Lenders, all property which is hereafter delivered to or comes into the possession or control of the Lenders in any manner and for any purpose during the existence of this Agreement, together with the stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other property which the Pledgor is entitled to receive and grants to Lenders a continuing security interest in certain instruments, stock, chattel paper, notes, debentures or other securities, to wit:

All shares of and 100% of its ownership interest in each Subsidiary as well as any and all other property now or hereafter in the Lenders' possession or control (all of the above set forth in subparagraph 1(a) and 1(b) herein collectively termed "Collateral").

     2.   Pledgor warrants:

          (a) that it is the lawful owner of all the Collateral including one hundred percent (100%) of the capital stocks of each Subsidiary free of all claims, liens, or encumbrances whatsoever other than as set forth in the Business Loan Agreement and the security interest granted to Lenders pursuant hereto;

          (b) all written information furnished by Pledgor to Lenders hereafter, will be correct and true as of the date given; and

          (c) that the pledge and security interest in the Collateral arising out of this Agreement has been given and granted to induce the Lenders to extend, or to continue to extend, credit accommodations to the Borrowers.

     3. At any time, after an event of default under the Business Loan Agreement or the Promissory Notes, Warrants or Security Agreement contemplated therein shall occur and is not cured within any applicable grace period and without notice, and at the expense of the Pledgor, Lenders may but are not obligated to:

          (a) collect all dividends, interest, principal payments and other sums payable upon or on account of the Collateral;

          (b) Enter into an extension, reorganization, deposit, merger or consolidation agreement, or other agreement related to or affecting the Collateral, and in this connection may deposit or surrender control of the Collateral, accept other property in exchange for the Collateral, and perform such acts and things as it considers proper. Money or property received in exchange for the Collateral shall be applied to the Indebtedness secured hereby;

          (c) compromise or settle claims or disputes as it deems desirable or proper with reference to the Collateral;

          (d)  Insure, process and preserve the Collateral;

          (e) Transfer the title to the Collateral to its name or the name of the nominee;

          (f) Exercise as to the Collateral, all the rights, powers and remedies of an owner; and

          (g) Perform any and all acts which Lenders in good faith deem necessary for the protection and preservation of Collateral or its value or Lenders' security interest therein, including, but not limited to, transferring any Collateral to Lenders' own name and receiving the income thereon as additional security hereunder.

     4. If, during the term of this Agreement, any stock dividends, reclassifications, adjustments or other changes are made in the capital structure of the corporation or other entity issuing the Collateral or any portion thereof, whether it is a reorganization, recapitalization, share split-up, a combination of shares, merger, transfer, or consolidation, all new, additional or substituted shares for securities of whatever class, issued with respect to the Collateral by reason of change, shall be delivered to the Lenders immediately after issuance. The Lenders shall hold the shares or security so issued as the Collateral under the terms of this Agreement. If, during the term of this Agreement, warrants, options, or other rights with respect to the Collateral are issued to the Pledgor, and if the Pledgor exercises any such warrants, option, or right, all new stock or securities received upon such exercise shall be delivered by the Pledgor to the Lenders immediately after they are issued. Such new stock or securities shall be held by the Lenders as Collateral under the terms of the Agreement.

     5. (a) At any time after a default shall occur in any of the Indebtedness according to the terms thereof, which default is not cured within any applicable grace period, including the Notes, Security Agreements, Business Loan Agreement, Warrants, or any other Loan Document between Lenders and Borrowers and/or the Pledgor (the terms of such being incorporated by reference herein); including a material impairment in any way of the value of the Collateral or Lender's rights therein, the Lender may at its option, without notice or demand to Pledgor, declare all or part of the Indebtedness to be immediately due and payable. The Lender shall have the remedies of a secured party under the Uniform Commercial Code of the State of Michigan. The Lenders may sell the Collateral in such manner and for such price as the Lenders deem appropriate without any liability for any loss due to decrease in the market value of the Collateral during the period held. The Lender shall have the right to purchase all or part of the Collateral at public or private sale. If notification of intended disposition of any of the Collateral is required by law, such notification shall he deemed reasonable and properly given if mailed, postage prepaid, at least seven (7) days before any such disposition to any address of the Pledgor appearing on the records of the Lenders. Lenders shall have the right, but shall not be obligated, to vote the Collateral.

          (b) Upon the exercise of Lenders' rights to receive distributions with respect to the Collateral as provided in Section 3 above, Lenders shall be vested with all the rights of the Pledgor in respect thereto, the ability to notify any obligor or payor of the assignment and the ability to execute any instrument on behalf of the Pledgor in settlement or fulfillment thereof. In such event, Pledgor agrees to execute such additional assignments, instruments and documents as the Lenders may request to evidence the assignment. The Pledgor agrees that if thereafter it receives any payment of any such sums it shall receive same as the agent of the Lenders and the Pledgor agrees to transmit such payment in the form in which it was received to the Lenders on the date of receipt thereof, appropriately endorsed, if necessary, to permit negotiation by the Lenders. In any event, the Lenders are authorized to endorse or to sign, in the name of the Pledgor, any instrument of whatsoever nature to effect the collection of said payments for application to all sums due the Lenders.

     6. The Collateral shall be evidenced by share certificates registered in the name of Pledgor and accompanied by stock powers duly executed in blank. Said share certificates and duly executed stock powers have been delivered to Lenders concurrently with the execution of this Agreement

     7.   The proceeds of any sale shall be applied in the following order:

          (a) to pay all costs and expenses of every kind for care, safekeeping, collection, sale, foreclosure, delivery or otherwise respecting the Collateral (including reasonable expenses incurred in the protection of the Lenders' title or lien upon or right in any of the Collateral, reasonable actual expenses for legal services of any kind in connection therewith or making of such sale or sales, insurance, commission for sale, or guaranty).

          (b)  to interest on all Indebtedness of the Borrowers to the Lenders;

          (c) to principal thereof, whether or not such Indebtedness is due or accrued. After such application, Lenders will account to Pledgor for any surplus and Borrowers shall remain liable to Lenders for any deficiency.

     Application of proceeds as between particular debts, obligations, or liabilities of Borrowers, shall be in the absolute and sole discretion of the Lenders. The Lenders shall have the right in their sole discretion to determine which rights, security liens, security interests, or remedies, they shall at any time pursue, relinquish, subordinate, modify, or take any action with respect thereto, without in any way modifying or affecting any other security for the Indebtedness or any of the Lenders' rights hereunder.

     8. Pledgor agrees that Lenders' security interest in the Collateral and in any and all other property belonging to Pledgor, pledged or hypothecated, to secure indebtedness shall be as valid as if Pledgor had duly assigned, released, transferred and delivered said property to the Borrowers and the Borrowers, with full ownership thereof, had pledged said property to secure all such Indebtedness upon the terms herein stated.

     9. Any transferee of, or endorser, guarantor, or surety paying the indebtedness secured hereby may take over all or any part of the Collateral subject hereto, and shall succeed to all rights of the Lenders in respect thereto and the Lenders shall be under no further responsibility therefore.

     10. The Pledgor authorizes Lenders, without notice or demand and without affecting any liability on the Indebtedness to:

          (a) renew, extend, accelerate, or change the time for repayment or other terms of the Indebtedness secured hereby, including increasing or decreasing the rate of interest;

          (b) take and hold security other than the Collateral herein described, for the payment of the Indebtedness and to exchange, substitute, transfer, enforce, waive and release such security; and

          (c) release or substitute any Borrower, endorser, guarantor, or other Pledgor of the Indebtedness.

     11. The Pledgor waives presentment, demand for performance, notice of non-performance, protest, notice of protest, or notice of dishonor in connection with an obligation or evidence of indebtedness held by Lenders as Collateral, or in connection with any obligation of or evidence of indebtedness which represents the Indebtedness secured thereby. The Lenders shall not be required to examine into the validity of or to exchange or to collect on any Collateral subject to this Agreement or to take any action necessary to hold any corporation, issuer, or other parties liable on the Collateral; and diligence in looking after, preserving, or acting with respect to the Collateral or collecting the same is hereby waived by the parties hereto.

     12. No delay on the part of the Lenders in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lenders of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. All of the Lenders' rights and remedies whether evidenced hereby or by any other writing, shall be cumulative and may be exercised from time to time singularly or concurrently.

     13. This is a continuing Agreement and the rights, powers and remedies apply to all past, present and future Indebtedness of the Borrowers to the Lenders including that arising under successive transactions which continue the Indebtedness, increase or decrease it, or create new Indebtedness. No notice of creation or existence of any Indebtedness or of any renewal, extension, or modification thereof, need be given to Pledgor. This agreement and related financing statements shall be terminated upon payment in full of the Indebtedness and all other sums and expenses required to be paid thereby, provided however that for purposes of the foregoing, no Indebtedness shall be deemed to exist under the terms of the Warrants prior to such time as Borrower has been notified of the exercise of Lenders' rights under subsection (K) of the Warrants. If this Agreement and the related financing statements shall have been terminated prior to the date on which Borrower is notified of the exercise of Lenders' rights under subsection (K) of the Warrants, the effectiveness of this Agreement shall automatically continue or be reinstated with respect to all amounts payable in accordance with the terms of the Warrants upon notice to Borrower of the exercise of Lenders' rights under subsection (K) of the Warrants. The breach of the terms of any Note, Warrant, Security Agreement, Pledge or Business Loan Agreement of whatsoever nature between Borrowers and Lenders, which is not cured within any applicable grace period, shall constitute a default and breach of all such agreements including this agreement.

     14. Lenders may deliver the Collateral or any part of it to the Pledgor and the receipt by the Pledgor discharges the Lenders from any liability or responsibility for said Collateral.

     15. This Agreement shall be governed and interpreted according to the laws of the State of Michigan without regard to its conflict of law principles. Parties agree that all actions and proceedings arising in connection with this Agreement shall be litigated in the State Courts or the Federal District Courts in the State of Michigan. The parties hereby waive any right that they may have to change the venue of any action against it by any other party in accordance with this paragraph. The parties hereby consent and submit to the jurisdiction and venue of the State Courts and Federal District Courts of the State of Michigan. This Agreement shall inure to the benefit of and be binding upon the Lenders, their successors and assigns, including the assignees of any Indebtedness secured by this Agreement, and the Pledgor and its legal representatives, successors and assigns. In the event any provision of this Agreement shall be invalid or unenforceable, in full or in part, neither the validity nor the enforceability of the remainder of this Agreement shall be affected in any way.

     16. Nothing herein contained shall be construed to bind Lenders to perform any of the Pledgor's obligations under any of the Collateral as a shareholder.

     17 This Assignment and Pledge Agreement has been negotiated between the parties and shall be deemed to have been mutually drafted by them.


     In Witness Whereof, the parties hereto have executed this Agreement this 28th day of October, 1999.


LENDERS:                                             BORROWERS:

WHITE PINES LIMITED PARTNERSHIP I                    GENOMIC SOLUTIONS, INC.
By: White Pines G.P., L.L.C.,
     its general partner

By:                                                  By:
   ---------------------------------                    ------------------------
    Frederick L. Yocum, Chairman                        Jeffrey S. Williams
                                                            President

PACIFIC CAPITAL, L.P.
By: WP PACIFIC G.P., L.L.C.                            GENOMIC SOLUTIONS, LTD.
    a general partner

By:                                                  By:
   ---------------------------------------              ------------------------
   Frederick L. Yocum, Chairman

IAN R. N. BUND                                       GENOMIC SOLUTIONS, K.K.
YOCUM CONSULTING ASSOCIATES, INC.
VOLUNTEER HEALTHCARE ASSOCIATES, L.L.C
RONALD G. KALISH LIVING TRUST U/A/D                  By:
     SEPTEMBER 9, 1997                                  ------------------------
McDONALD INVESTMENTS INC. CUSTODIAN
     FBO DANIEL J. BOYLE IRA ROLLOVER
     ACCOUNT #85314893
KANTNER AND ASSOCIATES PROFIT SHARING
     PLAN U/A/D JANUARY 1, 1991
MICHAEL G. WILLIAMS
By:       White Pines Management, L.L.C.,
          a Michigan limited liability
          company, attorney-in-fact

By:
   ---------------------------------------
   Frederick L. Yocum, Chairman

CHASE VENTURE CAPITAL ASSOCIATES, L.P.

By:
   ---------------------------------------

AMERICAN HEALTHCARE FUND II

By:
  ----------------------------------------


------------------------------------------
J. MATTHEW MACKOWSKI


------------------------------------------
ROBERT G. SHEPLER


------------------------------------------
JOHN J. MACKOWSKI

GROVE INVESTMENT PARTNERS

By:
   ---------------------------------------


------------------------------------------
LAWRENCE J. KENT

------------------------------------------
JEFFREY S. WILLIAMS


------------------------------------------
KEVIN A. AUTON


------------------------------------------
ANDREW A. JAKIMCIUS


------------------------------------------
MICHAEL P. KUREK


------------------------------------------
STEVEN J. RICHVALSKY

                             SECRETARY'S CERTIFICATE
                              GENOMIC SOLUTIONS INC.

     The undersigned Secretary of Genomic Solutions Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

     1. The following persons are the duly elected and acting officers of the Corporation, holding the office(s) set forth opposite his name below:

          Name                                   Office
          Jeffrey S. Williams                    President, Chief Executive Officer
          Steven J. Richvalsky                   Executive Vice President, Treasurer,
                                                 Secretary and Chief Financial Officer
          Andrew A. Jakimcius                    Executive Vice President of Operations
          Michael P. Kurek                       Executive Vice President, Marketing and Sales
          William M. Skea                        Vice President
          Frank C. Becker                        Vice President
          Gregory H. Kinch                       Vice President
          Mary F. Lopez                          Vice President
          Mary Stanaway                          Vice President

     2.   The following persons are the duly elected and acting directors of the
          Corporation:

          Jeffrey S. Williams           Robert G. Shepler              P. Nicholas "Nick" King
          Dan Mitchell                  Damion E. Wicker               J. Matthew Mackowski

     3. Attached hereto as Exhibit A is a true and complete copy of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, as certified by the Delaware Secretary of State as of October 15, 1999. No action has been taken to amend the Certificate of Incorporation since that date.

     4. Attached hereto as Exhibit B is a true and complete copy of the Certificate of Good Standing of the Corporation, as certified by the Delaware Secretary of State on October 15, 1999.

     5. Attached hereto as Exhibit C is a true and complete copy of the Certificate of Good Standing of the Corporation, as certified by the Michigan Secretary of State on October 28, 1999.

     6. Attached hereto as Exhibit D is a true and complete copy of the Bylaws of the Corporation, in effect on the date hereof.

     7. Attached hereto as Exhibit E is a true and complete copy of the Consent Resolution that was duly adopted by the Board of Directors of the Corporation as of October 11, 1999, which has not been altered, amended or repealed and is in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 28th day of October, 1999.

                                     /s/ Steven J. Richvalsky
                                     -----------------------------------
                                     Steven J. Richvalsky, Secretary and Chief
                                     Financial Officer


Attested By:
/s/ Jeffrey S. Williams
-----------------------------------
Jeffrey S. Williams, President, and
Chief Executive Officer

                                   EXHIBIT A

                                State of Delaware

                        Office of the Secretary of State

                          -----------------------------

       I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "GENOMIC SOLUTIONS INC." AS RECEIVED AND FILED IN THIS OFFICE.

       THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

       CERTIFICATE OF INCORPORATION, FILED THE FIFTH DAY OF
DECEMBER, A.D. 1997, AT 9 O'CLOCK A.M.

       RESTATED CERTIFICATE, FILED THE TWENTY-FOURTH DAY OF
DECEMBER, A.D. 1997, AT 4:29 O'CLOCK P.M.

       CERTIFICATE OF AGREEMENT OF MERGER, FILED THE TWENTY-FOURTH DAY OF DECEMBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

       CERTIFICATE OF DESIGNATION, FILED THE THIRTEENTH DAY OF
MAY, A.D. 1998, AT 4 O'CLOCK P.M.

       CERTIFICATE OF AMENDMENT, FILED TEE TWENTY-SECOND DAY OF
MAY, A.D. 1998, AT 9:18 O'CLOCK A.M.

       CERTIFICATE OF DESIGNATION, FILED THE TWENTY-SECOND DAY OF
MAY, A.D. 1998, AT 9:19 O'CLOCK A.M.


                                     /s/ Edward J. Freel
[SECRETARY'S OFFICE SEAL]            -------------------------------------------
                                     Edward J. Freel, Secretary of State

2817427 8100H                        AUTHENTICATION: 0026617

                                     DATE:

                                   EXHIBIT B

                                                                          PAGE 1
                                State of Delaware

                        Office of the Secretary of State

                          ---------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "GENOMIC SOLUTIONS INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE FIFTEENTH DAY OF OCTOBER, A.D. 1999.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.



                                     /s/ Edward J. Freel
[SECRETARY'S OFFICE SEAL]            -------------------------------------------
                                     Edward J. Freel, Secretary of State

2817427              8300            AUTHENTICATION: 0027211

991436097                            DATE: 10-15-99

                                   EXHIBIT C

                            UNITED STATES OF AMERICA

                            [STATE OF MICHIGAN SEAL]

               MICHIGAN DEPARTMENT OF CONSUMER INDUSTRY SERVICES

                               LANSING, MICHIGAN

This is to Certify That

                             GENOMIC SOLUTIONS INC.

a DELAWARE profit corporation, was validly authorized on December 12, 1997, to transact business or conduct affairs in Michigan, and that said corporation holds a valid certificate of authority to transact business or conduct affairs in this State.

This certificate is issued to attest to the fact that the corporation is in good standing in this office as of this date and is duly authorized to transact business or conduct affairs in Michigan and for no other purpose. It is in the usual form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.


[STATE OF MICHIGAN SEAL]                In testimony whereof, I have hereunto
Sent by Facsimile Transmission          set my hand and affixed the Seal of the
                                        Department, in the City of Lansing, this 28th day of October, 1999.

                                        /S/ Julie Croll, Director

174 0457943                 Corporation, Securities and Land Development Bureau

                                   EXHIBIT D

                                     BYLAWS
                                       OF
                             GENOMIC SOLUTIONS INC.

                            (a Delaware corporation)

                              Filed as Exhibit 3.3

                                   EXHIBIT E

                CONSENT RESOLUTION OF THE BOARD OF DIRECTORS OF
                             GENOMIC SOLUTIONS INC.

     WHEREAS, the General Corporation Law of the State of Delaware provides that if all of the directors of a corporation shall consent in writing to any action to be taken by that corporation, such action shall be as valid a corporate action as though it had been authorized at a meeting of the directors; and

     WHEREAS, the undersigned, all of the directors of Genomic Solutions Inc., a Delaware corporation (the "Corporation"), desire that the actions expressed in the resolutions set forth below be taken.

     NOW, THEREFORE, the undersigned declare that the actions expressed in the following resolutions are hereby taken by the Corporation's Board of Directors (the "Board") as of October 11, 1999.

     AUTHORIZATION OF SUBDEBT FINANCING

     WHEREAS, the Board has determined that it would be in the best interests of the Corporation to offer and sell approximately $3,500,000 face amount of subordinated debentures with 5 year maturity (the "Debt") together with up to 1,400,000 warrants to purchase the Corporation's common stock (the "Warrants") to certain existing shareholders of the Corporation and potential new investors should certain existing shareholders not fully exercise their pro-rata rights, all collectively referred to as the Lenders (the "Lenders"), and

     WHEREAS, the Board has been provided with the principal economic terms of the Debt and the Warrants (collectively, the "Sub. Debt Financing"); and

     WHEREAS, as part of the consideration under the Sub. Debt Financing the Corporation will issue the Lenders warrants exercisable up to 1,400,000 shares of the Corporation's common stock (the "Warrant"); and

     WHEREAS, up to 250,000 additional shares of common stock of the Corporation may, upon the election by the Lenders, be issued in respect to interest payments on the Debt;

     WHEREAS, the Board has determined that it would be in the best interests of the Corporation and its shareholders for the Corporation to authorize and conduct the Sub. Debt Financing.

     RESOLVED, that the Corporation is authorized, empowered and directed to conduct the Sub. Debt Financing; and

     RESOLVED, FURTHER, that the Board approves the terms of the Warrant and hereby reserves 1,400,000 shares of authorized but unissued common stock for issuance according to the terms of the Warrant and hereby reserves 250,000 shares of authorized but unissued common stock for issuance in respect of interest in accordance with the terms of the Debt.

     RESOLVED, FURTHER, that upon issuance against payment received in accordance with the terms of the Warrants or the Debt such shares of common stock will be validly issued, fully paid and non-assessable.

     RESOLVED, FURTHER, that the Corporation is authorized, empowered and directed to enter into, and to consummate the transactions contemplated in the Sub. Debt Financing and any and all other agreements, instruments and documents which relate to or are contemplated in the Sub. Debt Financing (the "Attendant Documents"), all as finally completed in accordance with these resolutions; and

     RESOLVED, FURTHER, that the officers of the Corporation (the "Officers"), or any of them acting alone, are authorized, empowered and directed, for and on behalf of the Corporation, to negotiate, prepare, finalize, modify, the Sub Debt Financing and Attendant Documents on such terms and conditions as are not materially inconsistent with the economic terms and conditions set forth in the terms presented to the Board, and the Officers, or any of them acting alone, are further authorized, empowered and directed, for and on behalf of the Corporation, to execute, deliver, amend and, if necessary, file and record with the appropriate authorities any and all documents, instruments and papers related to the Sub. Debt Financing and Attendant Documents, all as finally completed in accordance with these resolutions.

     COUNTERPARTS; COPIES

     RESOLVED, that this Written Consent Resolution may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument.

     RESOLVED, FURTHER, that copies (facsimile, photostatic or otherwise) of signatures to this Written Consent Resolution shall be deemed to be originals, and may be relied on to the same extent as the originals.

             [The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Consent Resolution of the
Board of Directors of Genomic Solutions Inc. as of October    1999.
                                                           --

                                    /s/ Jeffrey S. Williams
                                    --------------------------------------------
                                    Jeffrey S. Williams


                                    /s/ Robert G. Shepler
                                    --------------------------------------------
                                    Robert G. Shepler


                                    /s/ J. Matthew Mackowski
                                    --------------------------------------------
                                    J. Matthew Mackowski


                                    /s/ Dan Mitchell
                                    --------------------------------------------
                                    Dan Mitchell


                                    /s/ Damion E. Wicker
                                    --------------------------------------------
                                    Damion E. Wicker


                                    /s/ Nick King
                                    --------------------------------------------
                                    Nick King